Exhibit 99.2

1

First Digital Group Compliance - first approach and highly liquid full backing Deep bench of talent with 90+ employees globally Leading stablecoin issuer based in Asia Comprehensive on - chain and off - chain strategy Development of an FDUSD economy and ecosystem Positioned to create a global stablecoin payments network 02

Key Highlights 03 Top 10 fiat - backed stablecoin by market cap with the 3rd highest exchange volumes , leveraging tier 1 industry partnerships (1) Massive addressable market – stablecoins are expected to represent $1tn market cap and $15tn of payments volumes by 2030 (2) Highly scalable technology infrastructure with proprietary APIs focused on open finance solutions Clear growth plan to expand globally providing (1) Stablecoin - as - a - Service and (2) Payments Solutions Compliance - first approach capitalizing on increasing regulatory certainty for stablecoins with a comprehensive roadmap Highly scalable and profitable business model which is well positioned to deliver attractive performance through - the - cycle Seasoned management team with a track record of scaling up businesses supported by a deep talent bench at the operational level

First Digital Group in Numbers #3 Most traded stablecoin on centralized exchanges (1) >$2tn 2024A Transaction volume (2) >$1bn FDUSD market cap within 4 months of launching (1) $4.4bn FDUSD all - time high market cap (1) 7 Licenses / registrations obtained or application already submitted $80 - 90 mm 2025A Revenue 04

Stablecoins have a Large and Expanding Addressable Market 05 Key benefits over fiat currency combined with significant regulatory tailwinds can help stablecoins capture 5 – 10% (3) of global money supply in the long term Lower transaction costs Instant settlement Financial inclusion Transparency and security • Stablecoins combine the benefits of digital money and cash • Significant scope to represent a growing share of total money supply M2 Money Supply • Stablecoins have only just begun to penetrate this potential market, leaving room for continued explosive growth Stablecoin Market Cap Stablecoin Market Cap (2) M2 Money Supply (1)

Stablecoins have Achieved Product - Market Fit and Demonstrated Continued Growth 06 Stablecoin market cap has grown ~40x (2) since January 2022 and in Q2 2024 represented more than double Visa’s transaction volume (3) 0 5 10 15 20 25 30 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2018 2019 2020 2021 2022 2023 2024 Trading Volume ($ in Billions) Active Addresses (# in Millions) Spot Crypto Trading Volume and Stablecoin Monthly Sending Addresses (1)

07

Stablecoins are Unlocking Value in Global Economies

Remittance

- Reducing fees and increasing speed of international money transfers, allowing people to send funds directly abroad, bypassing costly intermediaries
- Average international wire cost is **~$44** compared to the average L2 transaction cost of **<$0.01**[(1)]

Currency Substitution

- Pegged to assets like USD, stablecoins offer stability with only an internet connection in regions where local currencies may face frequent devaluation or inflation
- In 2024, **stablecoins saw a 57% YoY increase** in usage in key emerging markets[(2)]

Financial Inclusion

- Enabling access to digital financial services for the unbanked and underbanked through simple smartphone-based stablecoin wallets
- **~120mm on-chain wallets** hold some amount of USD-pegged stablecoin[(3)]

Cross-Border Payments & Trade Finance

- Integrating stablecoins in trade finance to streamline cross-border commerce by providing fast and secure B2B transactions with lower costs
- Stablecoins make up **50-70%** of all value settled on public blockchains[(2)]

First Digital is uniquely positioned to address APAC's significant opportunities

~$35.3tn
In regional trade [(4)]

~$2.5tn
SME financing gap[(5)]

~$130bn
Remittance market[(4)]

Note: (1) a16z; (2) Castle Island; (3) Sling Money, as of August 2024; (4) The World Bank; (5) Illuminate Financial.

First Digital
INVESTOR PRESENTATION © 2025

First Digital Group – Providing High Value Services that Benefit from Network Effects 08 Stablecoin - as - a - Service White - label solutions for tier 1 corporates including both USD and non - USD stablecoins Stablecoin Payments Global payments infrastructure enabling merchant acceptance of stablecoins with real - time settlement and other services Custody Legacy business which includes multi - asset trust and custody for asset safekeeping and fiduciary services FDUSD Global distribution underpinned by relationships with leading industry partners, financial institutions, and regulators

Building the Finance District FDFI is a governance and ecosystem token of the Finance District (FD . XYZ), which will be minted as a LayerZero Omnichain Fungible Token (“OFT”) with a fixed supply of 2 billion tokens . It will be issued by XFD Issuer Limited (a BVI company and subsidiary of First Digital Group Limited) (the “Issuer") FD . XYZ vision is to create a unified , on - chain financial ecosystem designed to power real - world capital flows in crypto . Just like real world - financial districts host banks, credit markets, liquidity providers and facilitation, FD . XYZ hosts them on - chain 09

The TAM, SAM, SOM – 2026 Agentic Payments 10 Agentic Commerce • Edgar Dunn estimates global agentic C2B spend at $136B by 2025 , growing to $1.7T by 2030 ( ≈ 67% CAGR) 1 • Simple interpolation on that curve puts 2026 in the low - hundreds of billions Stablecoin - Settled Agentic Payments • McKinsey notes stablecoin supply doubled to $250B in 18 months and is forecast to exceed $400B by year - end and reach ~$2T by 2028 2 • For 2026, management assumes 10 – 25% of agentic commerce is already settled via stablecoins/tokenized cash (rest is cards / ACH / bank tokens) FDUSA • For 2026, management uses a 5 – 10% share of the stablecoin agentic rail in segments where FDUSD is actually live

FDUSD – Unique Positioning in the Competitive Landscape 11 PYUSD 2023 USDC 2018 USDT 2014 FDUSD 2023 Token Launch Date $3.8bn $75.5bn $184.6bn $ 926.8mm Market Cap (1) x x APAC Focus x x x x DeFi Strategy x x x Monthly Attestation x x x Compliance - First Approach x x x x Tier 1 Exchange Partnerships

Stablecoin Payments Expected to be Launched Building a Global Payments Network Bridging Web2 and Web3 12 Payments Requires Innovation Increasing competition has driven margin compression, meaning providers must become more efficient Partner - Led Go - to - Market Establishing a network of partners for stablecoin payments Single API Developing APIs to cover on - demand issuance, orchestration, payments rails, FX, collection, payout, cards, and yield Fast Payment Systems /QR Integrating with partners offering fast payments systems around the world for real - time fiat settlement Revenue Model Pricing aggressively to attract volume and drive higher FDUSD market cap E - Wallet Leveraging the upcoming Tap - to - Pay with crypto feature on iPhones Merchant Acquirers Facilitating merchant acceptance via stablecoin settlement capabilities Value - Added Services Adding related services, including dynamic currency conversion and on - chain FX

13

Multiple Levers to Continue Explosive Growth over the Longer-Term

		Market Size
Cross Border Payments	**Allow individuals, SMEs, and large corporates to transact with stablecoins**, facilitating secure and efficient payments flow via banking and e-wallets integrations	**~$190tn(1)** 2023 Global Cross-Border Payments Volume
Remittance and FX	Create seamless **stablecoin-based remittance and FX markets** with near instant settlement and reduced costs	**~$883bn(2)** 2024E Global Remittance Volume
On-chain Capabilities	**Integrate First Digital stablecoins with top Layer 1 blockchains and Layer 2 scaling solutions** to expand reach, targeting 100k+ wallets on-chain	**~$22tn(3)** YTD 2024 On-Chain Stablecoin Transfer Volume
DeFi Strategy	**Stimulate the use of First Digital stablecoins in DeFi protocols** to expand utility	**~$87bn(4)** Total Value Locked

Note: (1) State Street; (2) KNOMAD and The World Bank; (3) Artemis; (4) Defi Llama.

First Digital INVESTOR PRESENTATION © 2025

Compliance - First Approach in Expanding to Key Geographies 14 License and Registration Roadmap 2026: Europe / UAE / Southeast Asia (“SEA”) Rest of Europe: EMI in Gibraltar (submitted) UAE: ADGM for FDUSD (submitted), CBUAE for FDAED SEA: Finding partners for Philippines and Indonesia 2027: LatAm / Africa / Turkey /EU LatAm /Africa /Turkey: Local licenses or partners in countries such as Argentina, Brazil, Nigeria, and Turkey EU / Switzerland : Second set of licenses in Spain, France or Luxembourg and explore Switzerland 2028+: North America + Australia US : SEC or other regulators depending on upcoming regulatory framework Canada : CSA approval Australia: Treasury approval UK : Trust or Company Services Provider (registration obtained) EU : Virtual Assets Service Provider (registration obtained) HK : Trust or Company Services Provider (license obtained) Current Licenses

Guided by a Strong Management Team Driving Sustained Success 15 Vincent Chok CEO • CEO of First Digital since inception • UBO of Legacy Trust • Leading the company from the development of traditional trust and custody solutions to stablecoins Gunnar Jaerv COO • Responsible for operations and product development • Building efficient operational infrastructure Michael Titus Legal Counsel • Principal of Titus Solicitors • Specialized in corporate, commercial, and IP law Janno Jaerv CTO • Responsible for First Digital’s tech stack • Over 20 years of experience in tech and engineering related roles • Previously worked at Foxway Aleck Lee CFO • Leading the Finance team • Previously served as the Asia CFO of LIFCO • Previously with PwC and Deloitte

High - Profile Advisory Board to Enhance Governance 16 Luc Froehlich • 20+ years of experience in portfolio management and digital asset solutions • Currently the Chief Commercial Officer at RAK Digital Assets Oasis Chris Harmse • 12+ years of experience in investments, trading, and stablecoin payments • Co - Founder and Chief Business Officer of BVNK Praful Morar • 37+ years of experience in financial planning, payments, and business development • Previously the Global Expansion Officer at Nuvei Sandy Peng • 11+ years of experience in blockchain technology and investment products • Co - Founder of Scroll and previously a Partner at Fission Capital Neil Tan • 20+ years of experience in advisory, consulting, and business development • Former Chairman of the FinTech Association Hong Kong and member of the Web3 Task Force

INVESTOR PRESENTATION © 2025 17 Disclaimer This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt, , nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . The information contained herein does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . 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